                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  May, 29, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                         Commission file number: 0-20758

                             HA-LO INDUSTRIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                36-3573412
                    --------                                ----------
(State or other jurisdiction of incorporation  (IRS Employer Identification No.)
               or organization)

                    5800 TOUHY AVENUE, NILES, ILLINOIS 60714
                    ----------------------------------------
               (Address of principal executive offices, Zip Code)


        Registrant's telephone number, including area code: (847)600-3000

Item 2. Acquisition or Disposition of Assets:

On May 29, 2001, the Company sold its brand strategy and identity agency, Lipson, Alport, Glass & Associates (LAGA) to a new company formed by the original principals / officers of LAGA (Stevan Lipson, Howard Alport and Allan Glass) and Thoma Cressey equity Partners, a private equity investment firm, in a stock transaction that yielded gross proceeds of $25 million, plus contingent consideration of up to $1.55 million.

Additionally, on May 10, 2001, and as previously reported in the 10Q filed on May 15, 2001, the Company sold its telemarketing business unit, Market USA
(MUSA), to SR. Teleperformance S.A., a French joint stock company, in a stock transaction that yielded gross proceeds of approximately $32.5 million.


Item 7. Financial Statements and Exhibits

(b)  Proforma financial information

Presented below are the proforma condensed financial statements assuming the transactions been completed at the beginning of each period presented.


CONDENSED STATEMENT OF OPERATIONS

                                                                 MARCH 31, 2001
                                                     AS        MUSA          LAGA
                                                 PRESENTED     ADJ.          ADJ.          PROFORMA
=====================================================================================================
Net Sales                                        $ 113,355             -             -     $ 113,355
Cost of Sales                                       77,778             -             -        77,778
-----------------------------------------------------------------------------------------------------
Gross Profit                                        35,577             -             -        35,577
Selling Expenses                                    18,512             -             -        18,512
General and Administrative Expenses                 51,984             -             -        51,984
Restructuring and Other                                  -             -             -             -
-----------------------------------------------------------------------------------------------------
     Loss from Operations                        $ (34,919)            -             -     $ (34,919)
Interest Expense, Net                               (1,594)            -             -        (1,594)
-----------------------------------------------------------------------------------------------------
Loss Before Income Taxes                         $ (36,513)            -             -     $ (36,513)
-----------------------------------------------------------------------------------------------------
     Income Tax Benefit                             (8,667)            -             -        (8,667)
-----------------------------------------------------------------------------------------------------
Net Loss from continuing operations              $ (27,846)            -             -     $ (27,846)

Accretion to Redemption Value of
Preferred Stock                                       (900)            -             -          (900)

Net Loss from continuing operations,
applicable to common stockholders                $ (28,746)            -             -     $ (28,746)

=====================================================================================================
Discontinued Operations, net of tax                  1,253          (625)         (628)            -
Gain on disposal of discontinued operation               -        17,385         7,728        25,113
=====================================================================================================
Net Income(Loss) Applicable to Common
Stockholders                                     $ (27,493)       16,760         7,100     $  (3,633)
=====================================================================================================
Earnings Per Share                               $   (0.41)    $    0.25     $    0.11     $   (0.05)
=====================================================================================================

                                                               DECEMBER 31, 2000
                                                     AS        MUSA          LAGA
                                                 PRESENTED     ADJ.          Adj.          PROFORMA
=====================================================================================================
Net Sales                                        $ 612,107             -             -     $ 612,107
Cost of Sales                                      412,722             -             -       412,722
-----------------------------------------------------------------------------------------------------
Gross Profit                                       199,385             -             -       199,385
Selling Expenses                                    91,487             -             -        91,487
General and Administrative Expenses                172,133             -             -       172,133
Restructuring and Other                             (7,672)            -             -        (7,672)
-----------------------------------------------------------------------------------------------------
     Loss from Operations                        $ (56,563)            -             -     $ (56,563)
Interest Expense, Net                               (6,384)            -             -        (6,384)
-----------------------------------------------------------------------------------------------------
Loss Before Income Taxes                         $ (62,947)            -             -     $ (62,947)
-----------------------------------------------------------------------------------------------------
     Income Tax Benefit                             (9,892)            -             -        (9,892)
-----------------------------------------------------------------------------------------------------
Net Loss from continuing operations              $ (53,055)            -             -     $ (53,055)

Accretion to Redemption Value of
Preferred Stock                                     (2,403)            -             -        (2,403)

Net Loss from continuing operations,
applicable to common stockholders                $ (55,458)            -             -     $ (55,458)

=====================================================================================================
Discontinued Operations, net of tax                  5,671        (2,770)       (2,901)            -
Gain on disposal of discontinued operation               -        15,564         8,328        23,892
=====================================================================================================
Net Income(Loss) Applicable to Common
Stockholders                                     $ (49,787)       12,794         5,427     $ (31,566)
=====================================================================================================
Earnings Per Share                               $   (0.84)    $    0.22     $    0.09     $   (0.53)
=====================================================================================================

CONDENSED BALANCE SHEET

                                                                 MARCH 31, 2001

                                                     AS        MUSA          LAGA
                                                 PRESENTED     ADJ.          ADJ.          PROFORMA
====================================================================================================
                    ASSETS
Current Assets:
     Cash & Equivalents                          $   6,915     $       -     $       -     $   6,915
     Receivables                                   103,930             -             -       103,930
     Net Current Assets of Discontinued
     Operations                                     13,202        (6,156)       (7,046)            -
     Inventories                                    30,038             -             -        30,038
     Prepaid Expenses & Deposits                    31,702         2,500        (2,317)       31,885
                                                 ---------     ---------     ---------     ---------
          Total Current Assets                     185,787        (3,656)       (9,363)      172,768
                                                 =========     =========     =========     =========

Property & Equipment, Net                           44,000             -             -        44,000
                                                 =========     =========     =========     =========

Other Assets:
     Intangible assets, net                        265,961             -             -       265,961
     Net Non-current Assets of
     Discontinued Operations                        10,518        (5,398)       (5,120)            -
     Other                                          26,296             -             -        26,296
                                                 =========     =========     =========     =========
          Total Other Assets                       302,775        (5,398)       (5,120)      292,257
                                                 =========     =========     =========     =========
                                                 $ 532,562     $  (9,054)    $ (14,483)    $ 509,025
                                                 =========     =========     =========     =========

      LIABILITIES & STOCKHOLDERS EQUITY
Current Liabilities:
     Current maturities of long-term debt        $  60,829     $ (26,439)    $ (22,211)    $  12,179
     Book overdraft                                 11,900             -             -        11,900
     Customer deposits                               6,836             -             -         6,836
     Accounts payable                               59,421             -             -        59,421
     Accrued expenses                               10,997             -             -        10,997
     Reserve for restructuring                       3,220             -             -         3,220
                                                 =========     =========     =========     =========
          Total current liabilities                153,203     $ (26,439)    $ (22,211)      104,553

Deferred Liabilities                                 7,203             -             -         7,203

Redeemable Preferred Stock                          48,360             -             -        48,360

Stockholders' Equity:
     Common Stock                                  388,414             -             -       388,414
     Other                                         (13,571)            -             -       (13,571)
     Retained earnings                             (51,047)       17,385         7,728       (25,934)
                                                 =========     =========     =========     =========
          Total Stockholders' Equity               323,796        17,385         7,728       348,909
                                                 =========     =========     =========     =========
                                                 $ 532,562     $  (9,054)    $ (14,483)    $ 509,025
                                                 =========     =========     =========     =========

(c)  Exhibits.

Exhibit
 No.                    Description of Exhibit
-------                 -----------------------
 10.1                   Stock Purchase Agreement by and between LAGA, Inc.
                        and HA-LO Industries, Inc.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HA-LO INDUSTRIES, INC.


Dated: June 13, 2001                    /s/ GREGORY J. KILREA
                                        ----------------------------------
                                             Gregory J. Kilrea
                                             Duly Authorized Officer
                                             and Chief Financial Officer


                                       3